EXHIBIT 99

FOR:	FOG CUTTER CAPITAL GROUP INC.

CONTACT:	Fog Cutter Capital Group Inc.

	(202) 339 8442	Lanny Davis, Counsel
	(202) 339-8464	Adam Goldberg, Counsel

For Immediate Release

FOG CUTTER CAPITAL GROUP INC. ANNOUNCES RESIGNATION OF AUDITORS ERNST & YOUNG LLP.

Portland OR — July 23, 2004 —The Board of Directors of Fog Cutter Capital Group Inc. (Nasdaq: FCCG) today announced the resignation of Ernst & Young LLP as the Company’s auditors effective upon completion of its review of the interim financial information for the second quarter of 2004 and filing of the Company’s quarterly report on Form 10-Q for the quarter ending June 30, 2004.

The reports of Ernst & Young LLP on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in connection with its report.

The Company’s Audit Committee has commenced a search for a new auditing firm.

The business strategy of Fog Cutter Capital Group consists of developing, strengthening and expanding its restaurant and commercial real estate mortgage brokerage operations and continuing to identify and acquire real estate investments with favorable risk-adjusted returns. The Company also seeks to identify and acquire controlling interests in other operating businesses in which it can add value. The Company’s operating segments consist of (i) restaurant operations conducted through Fatburger Holdings, Inc., (ii) commercial real estate mortgage brokerage activities conducted through George Elkins Mortgage Banking Company and (iii) real estate, merchant banking and financing activities.

Forward Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements. All of the statements contained in this release, which are not identified as historical, should be considered forward-looking. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of the company which are identified as forward-looking, the Company notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. Such factors include but are not limited to, effectiveness of operating initiatives; success in advertising and promotional efforts; changes in global and local business and economic conditions, including their impact on consumer confidence; fluctuations in interest rates and to a lesser degree currency exchange rates; food, labor and other operating costs; competition, including pricing and marketing initiatives and new product offerings by the Company’s competitors; consumer preferences or perceptions concerning the Company’s product offerings; spending patterns and demographic trends; availability of qualified personnel (including restaurant personnel); severe weather conditions; existence of positive or negative publicity regarding the Company or its industry generally; the real estate market; the availability of real estate assets at acceptable prices; the opportunities in the specialty lending market; the creditworthiness and default experience of the Company’s borrowers; the availability of financing; interest rates; European markets; effects of legal claims or Nasdaq or government investigations; cost and deployment of capital; changes in future effective tax rates; changes in governmental regulations; the impact of changes in management and changes in applicable accounting policies and practices. The foregoing list of important factors is not all-inclusive. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. The forward-looking statements have not been audited by, examined by, or subjected to agreed-upon procedures by independent accountants, and no third party has independently verified or reviewed such statements. Readers of this release should consider these facts in evaluating the information contained herein. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by the company or any other person that the forward-looking statements contained in this release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.